                                                                    EXHIBIT 10.5


                          AMENDMENT NO. 4 TO LOAN AGREEMENT

    THIS AMENDMENT NO. 4 TO LOAN AGREEMENT dated as of July 21, 1997 between AGSCO, INC., a North Dakota corporation (the "Borrower") and First American Bank, National Association, a national banking association, formerly known as First American Bank Valley, a North Dakota banking corporation, First National Bank of North Dakota, a national banking association and Norwest Bank North Dakota, N.A., a national banking association (hereafter individually referred to as "Bank" and collectively referred to as "Banks").

                                      RECITALS:

    A. The Borrower and the Banks are parties to that certain Loan Agreement dated as of June 14, 1996, as amended by that certain Amendment No. 1 to Loan Agreement dated February 28, 1997, that certain Amendment No. 2 to Loan Agreement dated March 31, 1997, and that certain Amendment No. 3 to Loan Agreement dated April 15, 1997 (as amended, the "Loan Agreement");

    B. The Borrower has requested additional credit and an extension of existing credit from the Banks;

    C. The Banks are willing to agree to Borrower's requests on the condition that the Loan Agreement be amended as provided herein; and

    NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt of which is hereby acknowledged by each of the parties hereto, the Loan Agreement is hereby amended as follows:

    1.   DEFINITIONS.

         (a) All capitalized terms used herein shall have the meaning ascribed to them in the Loan Agreement unless otherwise specifically defined herein;

         (b) The following new definition is hereby added to Section 1 of the Loan Agreement:

              "AMENDMENT NO. 4 TO LOAN AGREEMENT" shall mean that certain Amendment No. 4 to Loan Agreement dated July 21, 1997 executed by the Borrower and the Banks.


                                     Ex. 10.5 - 1

         (c) The definition of "Total Revolving Credit Commitment Amount" is hereby amended to mean the sum of $12,000,000.00 for the period from and after the date hereof through September 23, 1997, and thereafter the sum of $10,300,000.00.

    2.   AMENDMENTS.

         (a)  Section 2.1 of the Loan Agreement is hereby amended as follows:

              "2.1 COMMITMENTS. Subject to the terms and conditions of this Agreement, each Bank for itself alone agrees (such agreement as to each Bank, called its "Commitment") that it will, from time to time on any Business Day occurring during the period from the date hereof through the date which is the earlier of ("Termination Date") April 1, 1998, or the date of termination of the Commitments pursuant to
         Section 2.5, make Loans to Borrower pursuant to Section 2.2, equal to the percentage for the periods specified (as to each Bank, called its "Percentage" and specified opposite the name of such Bank on the signature page on Amendment No. 4 to Loan Agreement) of the aggregate amount of Loans requested by Borrower from all Banks on such Business Day; PROVIDED, HOWEVER, that no Bank shall be required or permitted on any date to make any Loan if after giving effect thereto the sum of the aggregate outstanding principal amount of all Loans would exceed the Maximum Available Loans, or the sum of the aggregate outstanding principal amount of all Loans made by such Bank would exceed its Percentage of the Maximum Available Loans. Subject to the terms and conditions of this Agreement, Borrower may from time to time borrow, repay and reborrow amounts pursuant to the Commitments."

         (b)  Section 2.3 of the Loan Agreement is hereby amended as follows:

              "2.3 NOTES. All Loans made by any Bank shall be evidenced by a Third Amended and Restated Note of Borrower, dated July 21, 1997 (herein, together with all promissory notes, if any, accepted in substitution or replacement therefor, called individually a "Note" and collectively the "Notes"), payable to the order of such Bank in a principal amount equal to its Percentage of the Total Revolving Credit Commitment Amount. The aggregate unpaid amount of Loans set forth on the records of a Bank shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Note of such Bank. Each of the Notes shall be in the form of EXHIBIT A attached to Amendment No. 4 to Loan Agreement.

         (c)  Section 2.13 of the Loan Agreement is hereby amended as follows:

              "Section 2.13. MANDATORY PREPAYMENT. After July 21, 1997, and at least once prior to the maturity of the Notes, reduce the outstanding balance of principal and interest on the Notes to zero for a period of thirty (30) consecutive days."


                                     Ex. 10.5 - 2

         (d) A new section 5.3(h) is hereby added to the Loan Agreement to state as follows:

              "(h) At least annually, and more frequently at Agent's request, a budget projecting the Borrower's operations for the upcoming fiscal year of Borrower."

         (e) Section 5.13 of the Loan Agreement is hereby amended to delete the reference to "October 31, 1996" and replace therefor with reference to "October 31, 1997".

         (f) Exhibit I to the Loan Agreement is hereby replaced with Exhibit I attached to this Amendment No. 4 to Loan Agreement.

         (g) The reference to "Amendment No. 4" in the first line of the preamble to Amendment No. 3 to the Loan Agreement is hereby deleted and replaced with the reference "Amendment No. 3".

    3. EFFECTIVE DATE. The amendment provided for herein shall be effective as of the date hereof, except as specifically provided for herein.

    4.   NO DEFAULTS.  After giving effect to this Amendment No. 4, the
Borrower hereby represents and warrants to the Banks that no Default or Event of Default has occurred or is continuing under the Loan Agreement, as amended hereby, and no event has occurred which with the passage of time or giving of notice would mature into a Default or an Event of Default.

    5. REFERENCES. All references in the Notes and all other Loan Documents to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment No. 4.

    6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby restates and reaffirms to the Banks all the representations and warranties contained in the Loan Agreement the same as if made on the date hereof and fully set forth herein.

    7. NO OTHER AMENDMENTS. Except as specifically amended herein, all of the terms, covenants and conditions of the Loan Agreement remain in full force and effect.

    8. RECITALS. The above recitals are true and correct as of the date hereof and constitute a part of this Agreement.

    9. COUNTERPARTS. This Amendment No. 4 to Loan Agreement may be executed in a number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 as of the date and year first written above.


                                     Ex. 10.5 - 3

                             AGSCO, INC.

                             By:
                                 --------------------------------
                                  Randy Brown
                                  Its President


                             First American Bank, National Association, f/k/a First American Bank Valley


                             By
                               ----------------------------------
                             Its
                                ---------------------------------



                                   Commitment      Term Note        Term Note
                                  ----------      ---------        ---------
 Period            Percentage        of Bank       Percentage        to Bank
 ------            ----------        -------       ----------        -------

 Date hereof
 through
 9/23/97             44.17%      $5,300,000.00         50%        $787,500.00

 From and after
 9/24/97             48.54%      $5,000,00.00          50%        $787,500.00


                                     Ex. 10.5 - 4

                             First National Bank North Dakota


                             By
                               ----------------------------------
                             Its
                                ---------------------------------


                                   Commitment      Term Note        Term Note
                                  ----------      ---------        ---------
 Period            Percentage        of Bank       Percentage        to Bank
 ------            ----------        -------       ----------        -------
Date hereof
through 9/23/97     28.33%        $3,400,000.00       50%         $787,500.00

From and after
9/24/97             29.13%        $3,000,00.00        50%         $787,500.00


                                     Ex. 10.5 - 5

                             Norwest Bank North Dakota, N.A.


                             By
                               ----------------------------------
                             Its
                                ---------------------------------


Period              Percentage         Commitment of Bank
------              ----------         ------------------
Date hereof
through 9/23/97       27.50%        $3,300,000.00

From and after
9/24/97               22.33%         $2,300,00.00


                                     Ex. 10.5 - 6

                                      EXHIBIT A
                           THIRD AMENDED AND RESTATED NOTE

    As evidence of its obligations to                 , as                ,
under that certain Second Amended and Restated Note dated March 31, 1997 in the
original principal amount of $          and to evidence an additional extension
of credit, the undersigned delivers this Third Amended and Restated Note in substitution for, but not in payment of, such Note and to evidence such additional credit.

$                                                     Grand Forks, North Dakota
Due:  April 1, 1998                                                July 21, 1997


    FOR VALUE RECEIVED, the undersigned, AGSCO, INC., a North Dakota
corporation, promises to pay to the order of                         , a
          (the "Bank"), at the office of its agent bank, First American Bank, National Association, at such agents office in Grand Forks, North Dakota, the
sum of                   AND NO/100THS DOLLARS ($               ), or such
lesser sum as may actually be owing under borrowings made pursuant to that certain Loan Agreement (the "Loan Agreement") dated June 14, 1996, as amended by that certain Amendment No. 1 to Loan Agreement dated February 28, 1997, that certain Amendment No. 2 to Loan Agreement dated March 31, 1997, that certain Amendment No. 3 to Loan Agreement dated April 15, 1997, and that certain Amendment No. 4 to Loan Agreement dated July 21, 1997, between the undersigned and the Bank, with interest on the principal balance from the date hereof calculated at a rate per annum at all times equal to the Reference Rate (computed on the basis of actual days elapsed in a year of 360 days).

    The term "Reference Rate" shall be that rate of interest published in the WALL STREET JOURNAL as the lowest New York Prime Rate. All changes in the rate of interest due hereon are effective automatically on the same day the Reference Rate change takes effect.

    From and after the date hereof this Note shall be payable as follows:

         (a) interest accrued hereon shall be payable on the first day of each month commencing August 1, 1997; and

         (b) all unpaid principal and interest accrued thereon shall be due and payable in full on April 1, 1998.

    All payments under this Note shall be applied initially against accrued interest and thereafter in reduction of principal.


                                     Ex. 10.5 - 7

                           THIRD AMENDED AND RESTATED NOTE
                                       PAGE TWO

$                                                     Grand Forks, North Dakota
Due:  April 1, 1998                                                July 21, 1997

    The undersigned agrees to pay a late payment service charge in an amount equal to five percent (5.0%) of any installment of principal or interest (including any final installment) not received by the Bank within ten (10) days of the due date.

    This Note may be prepaid at any time without premium or penalty.

    This Note is issued in connection with the Loan Agreement. The holder hereof shall have all the advantages of the Loan Agreement and reference to the Loan Agreement is hereby made for a statement of the terms and conditions under which the indebtedness evidenced hereby was incurred, under which borrowings hereunder may be limited and under which the amounts outstanding hereunder may be accelerated.

    So long as no Event of Default (as defined in the Loan Agreement) and no event which would be an Event of Default on the giving of notice, lapse of time or both, has occurred and is continuing and subject to compliance with all the terms and conditions of this Note and the Loan Agreement, the undersigned may borrow, repay and reborrow regardless of the cumulative amount of advances hereunder up to the Bank's Percentage of the Maximum Available Loans specified in the Loan Agreement.

    Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived. In the Event of Default, as set forth above, the undersigned agrees to pay costs of collection and reasonable attorneys' fees.

    The undersigned hereby submits itself to the jurisdiction of the courts of the State of North Dakota and the Federal courts of the United States located in such state in respect of all actions arising out of or in connection with the interpretation or enforcement of this Note, waives any argument that venue in such forums is not convenient and agrees that any action instituted by it shall be venued in such forums.



                             AGSCO, INC.


                             By:
                                -----------------------------------------
                                  Randy Brown
                                  Its President


                                     Ex. 10.5 - 8

                                      EXHIBIT I
                      BORROWING BASE AND COMPLIANCE CERTIFICATE

First American Bank, National Association
200 First Avenue North
P.O. Box 13118
Grand Forks, North Dakota 58208-3118
Attention:  John D. Erickson

First National Bank North Dakota
4th and DeMers Avenue
Grand Forks, North Dakota 58201
Attn:  Karl Bollingberg

Norwest Bank North Dakota, N.A.
P.O. Box 220
Moorhead, Minnesota 56560-0220
Attn:  Neil Qualey


    Re: Loan Agreement between AGSCO, INC., a North Dakota corporation ("Borrower") and First American Bank, National Association, a national association, formerly known as First American Bank Valley, a North Dakota banking corporation, First National Bank North Dakota, a national banking association and Norwest Bank North Dakota, N.A., a national banking association, formerly known as American Bank Moorhead, a Minnesota banking corporation (collectively, the "Banks") dated June 14, 1996, as amended by that certain Amendment No. 1 to Loan Agreement dated February 28, 1997, that certain Amendment No. 2 to Loan Agreement dated March 31, 1997, that certain Amendment No. 3 to Loan Agreement dated April 15, 1997, and that certain Amendment No. 4 to Loan Agreement dated July 21, 1997 ("Loan Agreement").

Ladies and Gentlemen:

    Pursuant to that certain Loan Agreement, and any amendments thereto and extensions thereof, the Borrower hereby:

    A. repeats and reaffirms to the Banks each and all of the representations and warranties made by the Borrower in the Loan Agreement and the agreements related thereto, and certifies to the Banks that each and all of said warranties and representations are true and correct as of the date hereof; and


                                     Ex. 10.5 - 9

    B. represents, warrants and certifies that the Borrower owns, subject only to the security interest granted to the Banks, the following properties:

    1.   Accounts

         (a)  Accounts Receivable
              as of               , 199                    $
                                                            ----------
         (b)  Accrued Rebates Receivable
                    (Limited to 4.5% of commodity sales)   $
                                                            ----------
         (c)  Invoiced Rebates Receivable                  $
                                                            ----------
         (d)  Total Accounts Receivable                    $
                                                            ----------
         (e)  Less:  Ineligible Accounts Receivable
              (i)   Over 90 days                 $
                                                  ---------
              (ii)  10% over 90 days             $
                                                  ---------
              (iii) bankruptcy of                $
                                                  ---------
                    account debtor               $
                                                  ---------
              (iv)  accounts receivable from
                    related parties              $
                                                  ---------
              (v)   accrued rebates receivable
                    in excess of 4.5% of
                    commodity sales              $
                                                  ---------
              (vi)  other accounts deemed
                    ineligible by Bank           $
                                                  ---------
              Total Ineligibles                            $
                                                            ----------
         (f)  Eligible Accounts Receivable
              (Line 1(d) minus Line 1(e))                  $
                                                            ----------
         (g)  Loan Value of Accounts Receivable
              (Line 1(f) times 70%)                        $
                                                            ----------

    2.   Inventory

         (a)  Total Inventory as of         , 19           $
                                                            ----------
         (b)  Work in Process                              $
                                                            ----------
         (c)  Eligible Inventory
              (Line 2(a) plus Line 2(b))                   $
                                                            ----------
         (d)  Loan Value of Inventory
              (Line 2(c) times 60%)                        $
                                                            ----------

    3.   Outstanding Balance of Revolving Notes            $
                                                            ----------

    4.   Margin (Deficit)
         (Line 1d plus 2b minus Line 3)                    $
                                                            ----------


                                    Ex. 10.5 - 10

    C. represents, warrants and certifies that there has not been (except as may be otherwise indicated below) any change since the computation dates specified above to the date hereof which would materially reduce the amounts shown above if such amounts were computed as of the date of this Certificate.

    D. The undersigned, the senior accountant officer of the Borrower, hereby certifies as of ____________, 199__ that the following computations of financial covenants and tests contained in the Loan Agreement and related documents are as follows:

Tangible Net Worth:
    a)   Net Worth                ---------------------
    b)   Intangible Assets        ---------------------
    c)   Tangible Net Worth (a-b) ---------------------

    Required:  Greater than or equal to $5,750,000.00 (Section 5.10)

Debt to Tangible Net Worth:

    a)   Indebtedness             ---------------------
    b)   Tangible Net Worth       ---------------------
    c)   Debt to Tangible Net
         Worth (a divided by b)   ---------------------

    Required: Less than or equal to 2.5 to 1 for each fiscal year end (Section 5.12)

Current Ratio:

    a)   Current Assets           ---------------------
    b)   Current Liability        ---------------------
    c)   Current Ratio
         (a divided by b)         ---------------------

    Required:  Greater than or equal to 1.2 to 1 at each fiscal year end and greater than or equal to 1.1 to 1 at the end of each calendar month (Section 5.11)

Cash Flow Coverage Ratio:

    a)   Consolidated Net Income          $
                                           --------------------
    b)   Interest                         $
                                           --------------------
    c)   Depreciation                     $
                                           --------------------
    d)   Total Cash Available
         (lines a + b + c)                $
                                           --------------------
    e)   Mandatory Debt Retirement        $
                                           --------------------


                                    Ex. 10.5 - 11

    f)   Interest                         $
                                           --------------------
    g)   Dividends                        $
                                           --------------------
    h)   Net Capital Purchase             $
                                           --------------------
         (i)   Capital Expenditures       $
                                           --------------------
         (ii)  Aggregate Term
               Note Advances              $
                                           --------------------
         (iii) Total
               (Line h(i) less h(ii))     $
                                           --------------------
    i)   Total Cash Requirements
         (lines e + f + g + h(iii))       $
                                           --------------------
    (j)  Cash Flow Coverage Ratio
         (line (d) divided by line (i))   $
                                           --------------------

    Required:  Not less than 1.20 as of October 31, 1996 (Section 5.13)

Advances to Stockholders
         a)    Outstanding to date
                                           --------------------

    Required:  Less than or equal to $50,000.00 (Section 6.6)

    All capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.

    The undersigned further confirms that each representation and warranty contained in the Loan Agreement and related documents is true and accurate as the date hereof.

    The undersigned further confirms that no Event of Default has occurred or is continuing and no event which with the giving notice or the passage of time or both would mature into an Event of Default has occurred or is continuing.

                             Sincerely,

                             AGSCO, INC.


                             By
                                --------------------------------
                             Its
                                --------------------------------


                                    Ex. 10.5 - 12

                           THIRD AMENDED AND RESTATED NOTE

    As evidence of its obligations to First American Bank, National Association, a national banking association, formerly known as First American Bank Valley, a North Dakota banking corporation, under that certain Second Amended and Restated Note dated March 31, 1997 in the original principal amount of $5,000,000.00 and to evidence an additional extension of credit, the undersigned delivers this Third Amended and Restated Note in substitution for, but not in payment of, such Note and to evidence such additional credit.

$5,300,000.00                                          Grand Forks, North Dakota
Due:  April 1, 1998                                                July 21, 1997


    FOR VALUE RECEIVED, the undersigned, AGSCO, INC., a North Dakota corporation, promises to pay to the order of FIRST AMERICAN BANK, NATIONAL ASSOCIATION, a national banking association, formerly known as First American Bank Valley, a North Dakota banking corporation (the "Bank"), at Grand Forks, North Dakota, the sum of FIVE MILLION THREE HUNDRED THOUSAND AND NO/100THS DOLLARS ($5,300,000.00), or such lesser sum as may actually be owing under borrowings made pursuant to that certain Loan Agreement (the "Loan Agreement") dated June 14, 1996, as amended by that certain Amendment No. 1 to Loan Agreement dated February 28, 1997, that certain Amendment No. 2 to Loan Agreement dated March 31, 1997, that certain Amendment No. 3 to Loan Agreement dated April 15, 1997, and that certain Amendment No. 4 to Loan Agreement dated July 21, 1997, between the undersigned and the Bank, with interest on the principal balance from the date hereof calculated at a rate per annum at all times equal to the Reference Rate (computed on the basis of actual days elapsed in a year of 360 days).

    The term "Reference Rate" shall be that rate of interest published in the WALL STREET JOURNAL as the lowest New York Prime Rate. All changes in the rate of interest due hereon are effective automatically on the same day the Reference Rate change takes effect.

    From and after the date hereof this Note shall be payable as follows:

         (a) interest accrued hereon shall be payable on the first day of each month commencing August 1, 1997; and

         (b) all unpaid principal and interest accrued thereon shall be due and payable in full on April 1, 1998.

    All payments under this Note shall be applied initially against accrued interest and thereafter in reduction of principal.


                                    Ex. 10.5 - 13

                           THIRD AMENDED AND RESTATED NOTE
                                       PAGE TWO

$5,300,000.00                                          Grand Forks, North Dakota
Due:  April 1, 1998                                                July 21, 1997

    The undersigned agrees to pay a late payment service charge in an amount equal to five percent (5.0%) of any installment of principal or interest (including any final installment) not received by the Bank within ten (10) days of the due date.

    This Note may be prepaid at any time without premium or penalty.

    This Note is issued in connection with the Loan Agreement. The holder hereof shall have all the advantages of the Loan Agreement and reference to the Loan Agreement is hereby made for a statement of the terms and conditions under which the indebtedness evidenced hereby was incurred, under which borrowings hereunder may be limited and under which the amounts outstanding hereunder may be accelerated.

    So long as no Event of Default (as defined in the Loan Agreement) and no event which would be an Event of Default on the giving of notice, lapse of time or both, has occurred and is continuing and subject to compliance with all the terms and conditions of this Note and the Loan Agreement, the undersigned may borrow, repay and reborrow regardless of the cumulative amount of advances hereunder up to the Bank's Percentage of the Maximum Available Loans specified in the Loan Agreement.

    Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived. In the Event of Default, as set forth above, the undersigned agrees to pay costs of collection and reasonable attorneys' fees.

    The undersigned hereby submits itself to the jurisdiction of the courts of the State of North Dakota and the Federal courts of the United States located in such state in respect of all actions arising out of or in connection with the interpretation or enforcement of this Note, waives any argument that venue in such forums is not convenient and agrees that any action instituted by it shall be venued in such forums.



                             AGSCO, INC.


                             By:
                                ------------------------------------------
                                  Randy Brown
                                  Its President


                                    Ex. 10.5 - 14

                           THIRD AMENDED AND RESTATED NOTE

    As evidence of its obligations to First National Bank North Dakota, a national banking association, under that certain Second Amended and Restated Note dated March 31, 1997 in the original principal amount of $3,000,000.00 and to evidence an additional extension of credit, the undersigned delivers this Third Amended and Restated Note in substitution for, but not in payment of, such Note and to evidence such additional credit.

$3,400,000.00                                          Grand Forks, North Dakota
Due:  April 1, 1998                                                July 21, 1997


    FOR VALUE RECEIVED, the undersigned, AGSCO, INC., a North Dakota corporation, promises to pay to the order of FIRST NATIONAL BANK NORTH DAKOTA, a national banking association (the "Bank"), at the office of its agent bank, First American Bank Valley, at such agents office in Grand Forks, North Dakota, the sum of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100THS DOLLARS ($3,400,000.00), or such lesser sum as may actually be owing under borrowings made pursuant to that certain Loan Agreement (the "Loan Agreement") dated June 14, 1996, as amended by that certain Amendment No. 1 to Loan Agreement dated February 28, 1997, that certain Amendment No. 2 to Loan Agreement dated March 31, 1997, that certain Amendment No. 3 to Loan Agreement dated April 15, 1997, and that certain Amendment No. 4 to Loan Agreement dated July 21, 1997, between the undersigned and the Bank, with interest on the principal balance from the date hereof calculated at a rate per annum at all times equal to the Reference Rate (computed on the basis of actual days elapsed in a year of 360 days).

    The term "Reference Rate" shall be that rate of interest published in the WALL STREET JOURNAL as the lowest New York Prime Rate. All changes in the rate of interest due hereon are effective automatically on the same day the Reference Rate change takes effect.

    From and after the date hereof this Note shall be payable as follows:

         (a) interest accrued hereon shall be payable on the first day of each month commencing August 1, 1997; and

         (b) all unpaid principal and interest accrued thereon shall be due and payable in full on April 1, 1998.

    All payments under this Note shall be applied initially against accrued interest and thereafter in reduction of principal.

    The undersigned agrees to pay a late payment service charge in an amount equal to five percent (5.0%) of any installment of principal or interest (including any final installment) not received by the Bank within ten (10) days of the due date.


                                    Ex. 10.5 - 15

                           THIRD AMENDED AND RESTATED NOTE
                                       PAGE TWO

$3,400,000.00                                          Grand Forks, North Dakota
Due:  April 1, 1998                                                July 21, 1997

    This Note may be prepaid at any time without premium or penalty.

    This Note is issued in connection with the Loan Agreement. The holder hereof shall have all the advantages of the Loan Agreement and reference to the Loan Agreement is hereby made for a statement of the terms and conditions under which the indebtedness evidenced hereby was incurred, under which borrowings hereunder may be limited and under which the amounts outstanding hereunder may be accelerated.

    So long as no Event of Default (as defined in the Loan Agreement) and no event which would be an Event of Default on the giving of notice, lapse of time or both, has occurred and is continuing and subject to compliance with all the terms and conditions of this Note and the Loan Agreement, the undersigned may borrow, repay and reborrow regardless of the cumulative amount of advances hereunder up to the Bank's Percentage of the Maximum Available Loans specified in the Loan Agreement.

    Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived. In the Event of Default, as set forth above, the undersigned agrees to pay costs of collection and reasonable attorneys' fees.

    The undersigned hereby submits itself to the jurisdiction of the courts of the State of North Dakota and the Federal courts of the United States located in such state in respect of all actions arising out of or in connection with the interpretation or enforcement of this Note, waives any argument that venue in such forums is not convenient and agrees that any action instituted by it shall be venued in such forums.



                             AGSCO, INC.


                             By:
                                -----------------------------------------
                                  Randy Brown
                                  Its President


                                    Ex. 10.5 - 16

                           THIRD AMENDED AND RESTATED NOTE

    As evidence of its obligations to Norwest Bank North Dakota, N.A., a national banking association, under that certain Second Amended and Restated Note dated March 31, 1997 in the original principal amount of $2,300,000.00 and to evidence an additional extension of credit, the undersigned delivers this Third Amended and Restated Note in substitution for, but not in payment of, such Note and to evidence such additional credit.

$3,300,000.00                                          Grand Forks, North Dakota
Due:  April 1, 1998                                                July 21, 1997


    FOR VALUE RECEIVED, the undersigned, AGSCO, INC., a North Dakota corporation, promises to pay to the order of NORWEST BANK NORTH DAKOTA, N.A., a national banking association (the "Bank"), at the office of its agent bank, First American Bank Valley, at such agents office in Grand Forks, North Dakota, the sum of THREE MILLION THREE HUNDRED THOUSAND AND NO/100THS DOLLARS ($3,300,000.00), or such lesser sum as may actually be owing under borrowings made pursuant to that certain Loan Agreement (the "Loan Agreement") dated June 14, 1996, as amended by that certain Amendment No. 1 to Loan Agreement dated February 28, 1997, that certain Amendment No. 2 to Loan Agreement dated March 31, 1997, that certain Amendment No. 3 to Loan Agreement dated April 15, 1997, and that certain Amendment No. 4 to Loan Agreement dated July 21, 1997, between the undersigned and the Bank, with interest on the principal balance from the date hereof calculated at a rate per annum at all times equal to the Reference Rate (computed on the basis of actual days elapsed in a year of 360 days).

    The term "Reference Rate" shall be that rate of interest published in the WALL STREET JOURNAL as the lowest New York Prime Rate. All changes in the rate of interest due hereon are effective automatically on the same day the Reference Rate change takes effect.

    From and after the date hereof this Note shall be payable as follows:

         (a) interest accrued hereon shall be payable on the first day of each month commencing August 1, 1997; and

         (b) all unpaid principal and interest accrued thereon shall be due and payable in full on April 1, 1998.

    All payments under this Note shall be applied initially against accrued interest and thereafter in reduction of principal.

    The undersigned agrees to pay a late payment service charge in an amount equal to five percent (5.0%) of any installment of principal or interest (including any final installment) not received by the Bank within ten (10) days of the due date.


                                    Ex. 10.5 - 17

                           THIRD AMENDED AND RESTATED NOTE
                                       PAGE TWO

$3,300,000.00                                          Grand Forks, North Dakota
Due:  April 1, 1998                                                July 21, 1997

    This Note may be prepaid at any time without premium or penalty.

    This Note is issued in connection with the Loan Agreement. The holder hereof shall have all the advantages of the Loan Agreement and reference to the Loan Agreement is hereby made for a statement of the terms and conditions under which the indebtedness evidenced hereby was incurred, under which borrowings hereunder may be limited and under which the amounts outstanding hereunder may be accelerated.

    So long as no Event of Default (as defined in the Loan Agreement) and no event which would be an Event of Default on the giving of notice, lapse of time or both, has occurred and is continuing and subject to compliance with all the terms and conditions of this Note and the Loan Agreement, the undersigned may borrow, repay and reborrow regardless of the cumulative amount of advances hereunder up to the Bank's Percentage of the Maximum Available Loans specified in the Loan Agreement.

    Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived. In the Event of Default, as set forth above, the undersigned agrees to pay costs of collection and reasonable attorneys' fees.

    The undersigned hereby submits itself to the jurisdiction of the courts of the State of North Dakota and the Federal courts of the United States located in such state in respect of all actions arising out of or in connection with the interpretation or enforcement of this Note, waives any argument that venue in such forums is not convenient and agrees that any action instituted by it shall be venued in such forums.



                             AGSCO, INC.


                             By:
                                -------------------------------------------
                                  Randy Brown
                                  Its President


                                    Ex. 10.5 - 18